LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT ASIA GROWTH FUND

August 1, 1997

Dear Shareholder:

It has certainly been an exciting six months for Asian equity markets, among which we've seen vastly different results. The best-performing market was Hong Kong, as investors drove stock prices to new highs, expressing optimism about the imminent handover to Chinese sovereignty. The other extreme was Thailand, where weakness in the financial and real estate sectors and pressures on the currency sent the market tumbling. Toward the end of the period, currency fears that began in Thailand started to spread to other Asian countries. Reflecting the financial turbulence of the region, the Fund produced a return of -3.19% for the six months ended June 30, 1997. For the same period, the Fund's benchmark posted a return of -3.81%, while the Lipper Pacific ex Japan Funds Average posted a return of 6.02%.

The Fund's net asset value per share decreased from $10.02 to $9.70 at the end of the period. The Fund's net assets increased from $1.2 million on December 31, 1996 to $1.8 million, while the net assets of The Asia Growth Portfolio, in which the Fund invests, increased from $122.3 million to $128.0 million.

The report that follows includes an interview with Steven Ho, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,


/s/ Ramon de Oliveira                       /s/ Keith M. Schappert

Ramon de Oliveira                           Keith M. Schappert
Chairman of Asset Management                President of Asset Management
Services                                    Services
J.P. Morgan & Co. Incorporated              J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . . . 1      FUND FACTS AND HIGHLIGHTS . . . . 7
FUND PERFORMANCE . . . . . . . . . . 2      SPECIAL FUND-BASED SERVICES. . . .8
PORTFOLIO MANAGER Q&A. . . . . . . . 3      FINANCIAL STATEMENTS . . . . . . 10
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to evaluate performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                 TOTAL RETURNS                           AVERAGE ANNUAL RETURNS
                                            ---------------------------             ------------------------------
                                            THREE               SIX                 ONE                 SINCE
AS OF JUNE 30, 1997                         MONTHS              MONTHS              YEAR                INCEPTION*
-------------------------------------------------------------------------------------------------------------------
The JPM Pierpont Asia Growth Fund           0.52%               (3.19%)             (2.33%)             (0.87%)
Asia Growth Benchmark**                     1.26%               (3.81%)             (2.96%)             (0.74%)
Lipper Pacific ex Japan Funds Average       8.88%                6.02%               8.72                5.50%



* THE RETURNS SHOWN FOR THE JPM PIERPONT ASIA GROWTH FUND REFLECT THE HISTORICAL RETURNS OF THE JPM INSTITUTIONAL ASIA GROWTH FUND FROM FEBRUARY 29, 1996 (THE COMMENCEMENT DATE OF THE JPM INSTITUTIONAL ASIA GROWTH FUND) THROUGH MAY 13, 1996 (THE COMMENCEMENT DATE OF THE JPM PIERPONT ASIA GROWTH
    FUND).

**  A CUSTOMIZED BENCHMARK CONSISTING OF THE INTERNATIONAL FINANCE CORPORATION
    (IFC) INVESTABLE INDEXES FOR CHINA, INDONESIA, PHILIPPINES, S. KOREA, AND TAIWAN 5% EACH), MALAYSIA (20%), THAILAND (12%), AND THE MSCI INDEXES FOR HONG KONG (32%), AND SINGAPORE (11%). THE INDICES DO NOT INCLUDE FEES OR OPERATING EXPENSES AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

    PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. ALL RETURNS ASSUME THE REINVESTMENT OF DISTRIBUTIONS. FUND RETURNS ARE NET OF FEES AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN REIMBURSED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with STEVEN HO, vice president and fund manager for non-Japanese Pacific Rim equities. Prior to his recent transfer to the London office, he was head of equity research in the Singapore office and was responsible for Southeast Asian equity portfolios. Between 1990 and 1993, Mr. Ho was a member of the London equity research group, with responsibility for the electronics and property sectors. He joined Morgan in Singapore in 1984. He has a B.S. in Business Management and is a Chartered Financial Analyst. This interview was conducted on July 11, 1997 and reflects his views on that date.

IT'S BEEN AN EXCITING YEAR FOR HONG KONG. JUST PRIOR TO THE HANDOVER TO CHINESE SOVEREIGNTY, THE MARKET WAS DESCRIBED AS EUPHORIC. COULD YOU EXPLAIN THE UNIQUE DYNAMICS BEHIND THAT MARKET'S STRONG SHOWING? AND WHAT LIES AHEAD FOR THIS ONE-OF-A-KIND MARKET?

SH: That's a big question. Stepping back a bit, the critical point for Hong Kong wasn't the actual handover. Rather, it was the appointment of the new chief executive, Tung Chee Hwa, the son of a shipping magnate and himself a wealthy entrepreneur. He is a moderate who understands what business needs are and, at the same time, is well connected with the mainland government. He is perceived to be the best possible candidate for representing the views of the people of Hong Kong and finding the middle ground between perpetuating the business environment that Hong Kong thrives on and appeasing mainland Chinese authorities, many of whom see Hong Kong as being too democratic and somewhat out of their control. Tung's election was viewed by the markets as being very positive.
    Another factor was the belief among both investors and Hong Kong's citizens that China wanted to make the handover a celebration. It's important to remember that China wants to make a good showing in Hong Kong, because it ultimately has its eyes on Taiwan -- and Taiwan's $90 billion in foreign exchange reserves. The reunification of China and Taiwan, which the mainland Chinese consider a renegade province, is inevitable in the long run. A smooth reunification with Hong Kong will go a long way towards bringing that about peacefully.
    With this in mind, the Chinese were pumping liquidity into Hong Kong in various ways. First, and most obviously, there were asset injections into "red chips." Red chips are Hong Kong-listed companies that are owned by mainland Chinese entities, mainly municipal governments. Second, many Chinese entities were buying shares in Hong Kong and warehousing them. Third, and less apparent, was the large amount of property purchased by the Chinese. By one estimate, a third of all grade A property purchases in Hong Kong for the first half of this year, which amounted to 37 billion Hong Kong dollars, were generated by the Chinese. This lifted capital values and depressed yields to record lows. All of this helped give the impression that there was a great deal of confidence in Hong Kong.
    The housing market also took off, despite the government's announcement that they would increase the supply of land for housing development by nearly 50% over the next five years. The euphoria in the housing market also added to the "feel good factor," which, in turn, helped stimulate domestic consumption. Overall, I guess you'd say the Chinese managed to engineer the lifting of people's sentiments and the development of optimistic expectations of the future.
    Also helping Hong Kong were the difficult business conditions in the rest of Asia. Other Asian countries are only just now beginning to come out of the cyclical downturn, whereas Hong Kong seems to have leaped ahead. That's due in large part to China's coming out of its cyclical downturn early, after having gone through several austere years of belt tightening. Being the gateway to China, Hong Kong has directly benefited from that. Being further ahead in the economic cycle than its neighbors has given international investors comfort.
    What lies ahead for the world's most dynamic economy? While, unfortunately, we're likely to see a chipping away of individual freedoms and rights, we believe the Chinese will honor their obligation to uphold the basic laws and structure of Hong Kong. We think the Chinese will continue to foster a fairly liberal economic environment that will be conducive for business. As far as the market is concerned, there will be a continued focus on companies with mainland ties. We think there is good reason to be optimistic about Hong Kong for the long term.
    Shorter term, there is some cause for concern. After such a banner year, valuations in the equity market are high. And many investors are already overweighted in the Hong Kong market, so we're not likely to see much more non-Chinese money coming in. These investors will be paying close attention to interest rates in the U.S. The Hong Kong market is very leveraged to the U.S. market and to U.S. interest rates because its currency is referenced to the U.S. dollar. A rate rise in the U.S. could be very negative for the Hong Kong market. Especially since real estate, which is an interest rate-sensitive sector, is such a large part of the market there. Almost one-third of the market is directly related to real estate, and nearly another third is indirectly related.
    Also within the real estate sector, the Hong Kong and Chinese governments are taking steps to curb the speculation seen in the housing market. Along with the increase in the supply of land for development, these steps might include the enforcement of more conservative lending policies by banks. None of this should cause a collapse, but it may take the steam out of the market for a while. All things considered, the Hong Kong stock market has done very well, so we do not expect the market to keep going up the way it has.

THAILAND HAS BEEN A THORN IN THE SIDE OF ASIAN EQUITY PORTFOLIOS FOR SOME TIME NOW AND, ACCORDING TO THE FINANCIAL PRESS, THERE IS NO GOOD NEWS ON THE HORIZON. WHAT HAS HAPPENED THERE, AND IS THERE A SILVER LINING TO BE FOUND?

SH: Thailand chose to have an exchange rate which was essentially fixed to the U.S. dollar. As a consequence, domestic interest rates were much higher than offshore interest rates, and Thai corporations borrowed heavily offshore. There is estimated to be $70 billion of private-sector foreign borrowing, substantially unhedged, among Thai corporations. Just to put this into context, that's about the same size as the market capitalization of Thailand today -- and roughly half of its total GDP. That's a substantial number! Before things unraveled, corporations could borrow offshore, with no foreign exchange risk and invest domestically. And one of the biggest targets for investment was real estate, which we all know is oversupplied. The residential market alone is currently awash with between 200,000 and 250,000 unoccupied housing units.
    Today, there are $20 billion worth of nonperforming loans in the finance sector. Many of the country's 91 finance and securities houses are in financial difficulty and, according to the government, 16 of them are actually insolvent. This predicament is forcing a consolidation in the industry through mergers and acquisi-tions. Their recapitalization will require a lot of new equity and it will be a tremendous drain on liquidity, which will not be good for stocks.
    On the currency side, the pressures that had been building were intensified recently by speculative attack. The Thai government spent a huge sum defending the currency, but they ultimately threw in the towel on July 2nd, which is just beyond the Fund's reporting period. Fortunately, in late June, we fully hedged the Portfolio against a devaluation of the Thai baht. This hedge paid off in July, but it won't be reflected in the performance numbers in this report, which covers the Fund's results through June 30th.
    So, is there a silver lining? One thing this crisis should do is to force Thai politicians to make some prudent policy decisions. Thailand has had numerous coalition governments where the different parties have had great difficulty working with one another. This has led to many compromises in decision making. Hopefully, this crisis will serve as a wake-up call.
    The other positive thing one could say about this crisis is that there is value to be found in the domestic market. We believe the market has bottomed and many of these stocks have fallen so far that they are bargain-priced for local investors. This is not quite the case in the offshore market, where the premiums that foreign investors have to pay make valuations less attractive.
    More fundamentally, the problem that Thailand faces is structural. Thailand faces a bottleneck in its lack of skilled labor. That could keep Thailand from upgrading its industries to encompass more high-tech processes, thereby keeping it from moving up the ladder of value-added production.

WHAT REGIONAL THEMES HAVE INFLUENCED ASIAN GROWTH MARKETS OVER THE PAST SIX MONTHS?

SH: There are a few. The fear that currency problems will spread from Thailand and infect the whole region is on everyone's mind. The Philippine peso also came under pressure, which resulted in its devaluation in early July as well. With only $10-$11 billion in foreign exchange reserves, it was an easy target for speculators to bully. However, we are optimistic about the Philippines. While there could be more downside in the currency, the Philippine economy is much more sound, primarily because it is not as leveraged. They haven't borrowed significantly overseas to fund domestic building or other investment activity. Also, the Philippine economy is relatively more competitive. They have a lot of foreign trained graduates that can staff sophisticated factories, which has recently led to exports growing at 20%-30% for the year to date. The economy there is in a very good niche.
  Another theme is overbuilding in real estate. And nowhere is that more striking than in Malaysia. Highlighting Malaysia's excesses will be the world's tallest building, the world's longest building, the new government administrative center, the high-tech city, and the multi-media super corridor. We think that occupancy rates could drop as low as 75% for office space and 70% for retail space in the next two to three years from their current 90%-95% levels. To add to Malaysia's woes, its current account deficit is deteriorating. And with domestic demand still quite strong, there is little scope for easing in monetary policy, which will not help the indebted corporate sector.
    On a more positive note, a lot is happening in Asia that should support the regional economy. For one, Japan continues to see Asia as the preferred investment location for its offshore production facilities. I think it's also worth noting that there is an increasing amount of intra-Asian trade. Another helpful and uniquely Asian phenomenon is the very high savings rate -- about 35% of the GDP -- which should continue to support domestic growth.

    The most encouraging sign, however, is that OEDC growth has picked up, and historically, there has been a close relationship between OEDC growth and the export growth of Asian economies. Though there seems to be a bit of a lag in that relationship this time around, as OEDC economies continue to grow, Asian economies should start to benefit.

COULD YOU PROVIDE AN EXAMPLE OF A STOCK THAT HELPED PERFORMANCE OVER THE SIX-MONTH PERIOD ALONG WITH AN EXAMPLE THAT HINDERED PERFORMANCE?

SH: One positive stock story would be HSBC HOLDINGS PLC of Hong Kong. Investors have started to regard it as a global banking group, deserving of a higher valuation. P.T. MATAHARI PUTRA PRIMA is another positive stock selection story. It's an Indonesian retail group which had been expanding aggressively over the past two or three years. The entry of a new shareholder, the Lippo Group, led to renewed focus on improving Matahari's operating efficiency and profitability. As the Lippo Group began to deliver on its promises, Matahari's share price took off.
  On the negative side, performance was hindered by HONG LEONG PROPERTIES BERHAD, a Malaysian real estate developer and one of five participants in Putra Jaya, the new government administrative center being built just south of Kuala Lumpur. Putra Jaya is a 10-to-20-year, multi-billion dollar project that should provide a consistent income flow over the medium term. The price of Hong Leong Properties fell in March, however, when the government announced new curbs on lending in property sector, particularly in the housing sector. This announcement knocked the wind out of all companies involved in property.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE REGION, AND WHICH COUNTRIES SHOW THE MOST PROMISE FOR THE UPCOMING SIX MONTHS?

SH: In the short term, currency fears are likely to prevent the markets from running ahead. However, prospects for the medium term remain largely undiminished and current valuations are attractive in some countries.
  We are currently overweighting Indonesia, the Philippines, and Singapore in the Portfolio, while maintaining a neutral position in Korea. Those are the countries in which we feel relatively comfortable about both fundamentals and valuations. Indonesia and Singapore, in particular, have very sound economic policies, yet their markets have been dragged down along with the rest of the region. On a relative basis, their equity markets look attractive. Also, Singapore is the most leveraged to a cyclical upturn, which we think is on its way.

FUND FACTS

INVESTMENT OBJECTIVE
The JPM Pierpont Asia Growth Fund seeks to provide a high total return from a portfolio of equity securities of companies in Asian growth markets. It is designed for long-term investors who want to diversify their investments by adding exposure to the rapidly growing Asian markets. As an international investment, the Fund is subject to foreign market, political, and currency risk.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
5/13/96


--------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/97
$1,762,153


--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO
The Fund's current annualized expense ratio of 1.60% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1997

COUNTRY ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

    HONG KONG  32.1%
    MALAYSIA  17.5%
    SINGAPORE  10.7%
    THAILAND  10.2%
    PHILIPPINES  6.8%
    INDONESIA  6.1%
    SOUTH KOREA  5.3%
    TAIWAN  2.5%
    CHINA 1.9%
    OTHER 6.9%

LARGEST PORTFOLIO HOLDINGS                                 % OF TOTAL
(EXCLUDING SHORT-TERM INVESTMENTS)                         INVESTMENTS
----------------------------------                         -----------

HUTCHISON WHAMPOA, LTD. (HONG KONG)                        5.2%

SWIRE PACIFIC, LTD. (HONG KONG)                            4.7%

CHEUNG KONG HOLDINGS, LTD. (HONG KONG)                     4.3%

HENDERSON LAND DEVELOPMENT
    COMPANY, LTD. (HONG KONG)                              2.5%

SUN HUNG KAI PROPERTIES, LTD. (HONG KONG)                  2.3%

HONG KONG & CHINA GAS CO., LTD
    (HONG KONG)                                            2.1%

UNITED OVERSEAS BANK, LTD. (SINGAPORE)                     1.8%

HONG KONG ELECTRIC HOLDINGS, LTD.
    (HONG KONG)                                            1.7%

BANGKOK BANK PUBLIC CO., LTD. (THAILAND)                   1.6%

ESPRIT HOLDINGS, LTD. (HONG KONG)                          1.5%

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

-  make investments through the JPM Pierpont Funds.

PAAS is available to clients who invest a minimum of $500,000 in the Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH
Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM INSTITUTIONAL ASIA GROWTH FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume the reinvestment of Fund distributions and reflect the reimbursement of certain Fund expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The Asia Growth Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. Consistent with applicable regulatory guidance, performance for the Fund prior to May 13, 1996 reflects the performance of The JPM Institutional Asia Growth Fund, which also invests its assets in the Portfolio and has a substantially similar investment objective and restrictions as the Fund. Performance for the period prior to May 13, 1996 reflects the deduction of the charges and expenses of The JPM Institutional Asia Growth Fund, which were lower than the charges and expenses of the Fund. References to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell such securities. Opinions expressed herein on current market conditions are subject to change without notice. The Portfolio invests in foreign securities which are subject to special risks; prospective investors should refer to the Fund's Prospectus for a discussion of these risks.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

THE JPM PIERPONT ASIA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Asia Growth Portfolio
  ("Portfolio"), at value                          $1,828,620
Deferred Organization Expenses                         13,148
Receivable for Expense Reimbursements                   5,583
Other Assets                                               89
                                                   ----------
    Total Assets                                    1,847,440
                                                   ----------
LIABILITIES
Organization Expenses Payable                          17,000
Shareholder Servicing Fee Payable                         348
Administrative Services Fee Payable                        43
Accrued Trustees' Fees and Expenses                        11
Administration Fee Payable                                  5
Fund Services Fee Payable                                   1
Accrued Expenses                                       67,879
                                                   ----------
    Total Liabilities                                  85,287
                                                   ----------
NET ASSETS
Applicable to 181,579 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $1,762,153
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $9.70
                                                         ----
                                                         ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $1,764,899
Undistributed Net Investment Income                     6,981
Accumulated Net Realized Loss on Investment and
  Foreign Currency Transactions                       (28,222)
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                        18,495
                                                   ----------
    Net Assets                                     $1,762,153
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT ASIA GROWTH FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $2,145)                                  $ 17,208
Allocated Interest Income                                        2,103
Allocated Portfolio Expenses                                    (9,074)
                                                              --------
    Net Investment Income Allocated from
      Portfolio                                                 10,237
FUND EXPENSES
Transfer Agent Fees                                $ 11,544
Registration Fees                                     8,386
Printing Expenses                                     6,442
Professional Fees                                     5,611
Shareholder Servicing Fee                             1,848
Amortization of Organization Expenses                 1,683
Administrative Services Fee                             231
Administration Fee                                       24
Fund Services Fee                                        24
Trustees' Fees and Expenses                              13
Insurance Expense                                         5
Miscellaneous                                           793
                                                   --------
    Total Fund Expenses                              36,604
Less: Reimbursement of Expenses                     (33,856)
                                                   --------
NET FUND EXPENSES                                                2,748
                                                              --------
NET INVESTMENT INCOME                                            7,489
NET REALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO               (14,589)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                     (40,520)
                                                              --------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $(47,620)
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT ASIA GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD
                                                                        MAY 13, 1996
                                                       FOR THE        (COMMENCEMENT OF
                                                   SIX MONTHS ENDED    OPERATIONS) TO
                                                    JUNE 30, 1997       DECEMBER 31,
                                                     (UNAUDITED)            1996
                                                   ----------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $         7,489    $         1,207
Net Realized Loss on Investment and Foreign
  Currency Transactions Allocated from Portfolio           (14,589)           (13,833)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations Allocated from Portfolio           (40,520)            59,015
                                                   ----------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                            (47,620)            46,389
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income                                      --             (1,207)
In Excess of Net Investment Income                              --               (897)
                                                   ----------------   ----------------
    Total Distributions to Shareholders                         --             (2,104)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold           653,957          1,158,263
Reinvestment of Dividends                                       --              2,052
Cost of Shares of Beneficial Interest Redeemed                  --            (48,784)
                                                   ----------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                  653,957          1,111,531
                                                   ----------------   ----------------
    Total Increase in Net Assets                           606,337          1,155,816
NET ASSETS
Beginning of Period                                      1,155,816                 --
                                                   ----------------   ----------------
End of Period (including undistributed net
  investment income of $6,981 and distributions
  in excess of net investment income of $508,
  respectively)                                    $     1,762,153    $     1,155,816
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT ASIA GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                       FOR THE PERIOD
                                                                        MAY 13, 1996
                                                       FOR THE        (COMMENCEMENT OF
                                                   SIX MONTHS ENDED    OPERATIONS) TO
                                                    JUNE 30, 1997       DECEMBER 31,
                                                     (UNAUDITED)            1996
                                                   ----------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.02    $         10.00
                                                   ----------------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          .04                .01
Net Realized and Unrealized Gain (Loss) on
  Investment                                                  (.36)               .03
                                                   ----------------   ----------------
Total from Investment Operations                             (0.32)              0.04
                                                   ----------------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income                                      --               (.01)
In Excess of Net Investment Income                              --               (.01)
                                                   ----------------   ----------------
Total Distributions to Shareholders                             --               (.02)
                                                   ----------------   ----------------

NET ASSET VALUE, END OF PERIOD                     $          9.70    $         10.02
                                                   ----------------   ----------------
                                                   ----------------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 (3.19%)(a)            0.38%(a)
Net Assets, End of Period (in thousands)           $         1,762    $         1,156
Ratios to Average Net Assets
  Expenses                                                    1.60%(b)            1.60%(b)
  Net Investment Income                                       1.01%(b)            0.37%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     4.58%(b)            0.90%(b)(c)

------------------------
(a) Not annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT ASIA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont Asia Growth Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 13, 1996. Prior to October 10, 1996, the Trust's and the Fund's names were The Pierpont Funds and The Pierpont Asia Growth Fund, respectively.

The Fund invests all of its investable assets in The Asia Growth Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 1% at June 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

    d)The Fund incurred organization expenses in the amount of $17,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

    e)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM PIERPONT ASIA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1997, the fee for these services amounted to $24.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio and the other portfolios in which the Trust and the JPM Institutional Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the six months ended June 30, 1997, the fee for these services amounted to $231.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.60% of the average daily net assets of the Fund through April 30, 1998. For the six months ended June 30, 1997, Morgan has agreed to reimburse the Fund $33,856 for the expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the fee for these services amounted to $1,848.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of

THE JPM PIERPONT ASIA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
      investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $24 for the six months ended June 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $5.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                                   FOR THE PERIOD
                                                   FOR THE SIX      MAY 13, 1996
                                                   MONTHS ENDED   (COMMENCEMENT OF
                                                     JUNE 30,      OPERATIONS) TO
                                                       1997         DECEMBER 31,
                                                   (UNAUDITED)          1996
                                                   ------------   ----------------
Shares sold                                             66,213            120,225
Reinvestment of dividends and distributions                 --                207
Shares redeemed                                             --             (5,066)
                                                   ------------   ----------------
Net Increase                                            66,213            115,366
                                                   ------------   ----------------
                                                   ------------   ----------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and Portfolio.

4. AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum commitment borrowing under the Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another

THE JPM PIERPONT ASIA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of June 30, 1997.

The Asia Growth Portfolio
Semi-annual Report June 30, 1997
(unaudited)
(The following pages should be read in conjunction with The JPM Pierpont Asia Growth Fund
Semi-annual Financial Statements)

THE ASIA GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCK (89.5%)
CHINA (1.9%)
Guangdong Electric Power (Series B) (Electric)...       559,200   $     458,344
Guangdong Province Expressway Development Ltd.
  (Series B) (Construction & Housing)+...........       211,500         133,770
Qingling Motors Co. Ltd. (Series H)
  (Automotive)...................................       844,000         435,766
Shandong Huaneng Power Ltd. (ADR) (Electric).....        58,100         624,575
Shanghai Dajiang Group Co. Ltd. (Series B) (Multi
  - Industry)....................................       904,310         279,432
Zhenhai Refining & Chemical Co. Ltd. (Series H)
  (Chemicals)....................................     1,207,700         436,483
                                                                  -------------
                                                                      2,368,370
                                                                  -------------

HONG KONG (31.6%)
CDL Hotels International Ltd. (Restaurants &
  Hotels)........................................     1,250,000         508,243
Cheung Kong Holdings Ltd. (Real Estate)..........       543,000       5,361,817
Dickson Concepts International Ltd. (Wholesale &
  International Trade)...........................       359,000       1,306,755
Esprit Holdings Ltd. (Retail)....................     2,716,000       1,928,160
First Tractor Co Ltd (Machinery)+................       234,000         154,041
Hang Seng Bank Ltd. (Banking)....................        62,400         890,016
Henderson Land Development Company Ltd. (Real
  Estate)........................................       351,000       3,114,803
Hong Kong & China Gas Co. Ltd. (Natural Gas).....     1,292,400       2,585,707
Hong Kong Electric Holdings Ltd. (Electric)......       544,000       2,190,807
HSBC Holdings PLC (Banking)......................        51,303       1,542,941
Hutchison Whampoa Ltd. (Multi - Industry)........       752,000       6,503,443
Jiangsu Expressway Company Ltd.
  (Transportation)+..............................       602,000         213,688
New World Infrastructure Ltd. (Construction &
  Housing)+......................................       341,000         963,938
Silver Grant International Industries Ltd. (Real
  Estate)........................................     1,812,000         947,248

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
HONG KONG (CONTINUED)
Smartone Telecommunications (Telecommunication
  Services)+.....................................       719,000   $   1,633,399
Sun Hung Kai Properties Ltd. (Real Estate).......       242,000       2,912,828
Swire Pacific Ltd. (Multi - Industry)............       662,000       5,960,091
Tingyi (Cayman Islands) Holding Co. (Food,
  Beverages & Tobacco)...........................     6,798,000       1,693,515
                                                                  -------------
                                                                     40,411,440
                                                                  -------------

INDIA (1.0%)
Ashok Leyland Ltd. (GDR) (Automotive)............        41,600         269,360
Indian Hotels Company Ltd. (GDR)(144A)
  (Restaurants & Hotels).........................        11,900         282,625
Indian Petrochemicals Corp. Ltd. (GDR)
  (Chemicals)+...................................        38,100         533,400
Reliance Industrial Infrastructure Ltd. (GDR)
  (Chemicals)+...................................         8,200         188,600
                                                                  -------------
                                                                      1,273,985
                                                                  -------------

INDONESIA (6.0%)
P.T. Bank Bira (Banking).........................       225,000         330,814
P.T. Bank Pan Indonesia (Banking)................       714,250         469,998
P.T. Hanjaya Mandala Sampoerna (Food, Beverages &
  Tobacco).......................................       238,000         907,855
P.T. Indorama Synthetics (Textiles)..............       724,000         655,069
P.T. Kawasan Industri Jababeka (Real Estate).....       307,000         410,343
P.T. Matahari Putra Prima (Retail)...............       489,000         985,441
P.T. Pabrik Kertas Tjiwi Kimia (Metals &
  Mining)........................................       326,868         379,766
P.T. Putra Surya Multidana (Banking).............       190,000         302,797
P.T. Semen Cibinong (Building Materials).........       194,000         434,834
P.T. Telekomunikasi Indonesia
  (Telecommunications)...........................       954,000       1,559,593

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
INDONESIA (CONTINUED)
P.T. Tempo Scan Pacific (Pharmaceuticals)........       280,000   $     627,596
P.T. United Tractors (Capital Goods).............       169,000         625,540
                                                                  -------------
                                                                      7,689,646
                                                                  -------------

MALAYSIA (16.9%)
Berjaya Capital Berhad (Financial Services)......       234,000         333,755
Boustead Holdings Berhad (Multi - Industry)......       428,000         932,645
Commerce Asset-Holding Berhad (Banking)..........       576,422       1,518,701
DCB Holdings Berhad (Banking)....................       384,000       1,217,114
Diversified Resources Berhad (Automotive)........       325,000         688,886
Gamuda Berhad (Construction & Housing)...........        41,000         143,760
Guinness Anchor Berhad (Food, Beverages &
  Tobacco).......................................       489,000       1,084,943
Hong Leong Properties Berhad (Real Estate).......       341,000         387,745
IJM Corporation Berhad (Building Materials)......       472,000         991,124
Industrial Oxygen Incorporated Berhad
  (Agriculture)..................................       690,000         787,320
Konsortium Perkapalan Berhad (Transport &
  Services)......................................       263,000       1,552,573
Lingkaran Trans Kota Holdings Berhad
  (Transportation)+..............................       302,000         628,169
Malakoff Berhad (Agriculture)....................       280,000       1,220,283
Malayan Cement Berhad (Building Materials).......       574,500         960,533
Malaysian Pacific Industries Berhad (Multi -
  Industry)......................................       268,000       1,167,986
Malaywata Steel Berhad (Metals & Mining).........       300,000         463,549
Multi-Purpose Holdings Berhad (Multi -
  Industry)......................................       346,000         485,277
Perusahaan Otomobil Nasional Berhad
  (Automotive)...................................       210,000         981,773
Petronas Dagangan Berhad (Oil-Services)..........       205,000         487,321
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
MALAYSIA (CONTINUED)
Road Builder (M) Holdings Berhad (Multi -
  Industry)......................................       273,000   $   1,287,122
Sime Darby Berhad (Multi - Industry).............       345,000       1,148,176
Sime U.E.P. Properties Berhad (Real Estate)......       103,000         222,405
Tanjong Co. Berhad (Entertainment, Leisure &
  Media).........................................       281,000         968,580
Telekom Malaysia Berhard (Telecommunications)....       251,000       1,173,453
United Merchant Group Berhad (Financial
  Services)......................................       604,000         837,558
                                                                  -------------
                                                                     21,670,751
                                                                  -------------

PHILIPPINES (6.1%)
Alaska Milk Corp. (Food, Beverages & Tobacco)+...     8,736,300         844,615
Ayala Corp. (Class B) (Multi - Industry).........        96,125          69,244
Benpres Holdings Corp (GDR) (Multi -
  Industry)+.....................................       155,600       1,089,200
C & P Homes, Inc. (Construction & Housing).......     1,139,000         427,513
Digital Telecom Phils. Inc.
  (Telecommunications)...........................     2,848,000         275,341
Engineering & Equipment Corp. (Industrial).......     4,001,000         166,860
Fil-Estate Land Inc. (Real Estate)...............       295,800          86,353
Filinvest Land Inc. (Building Materials)+........     3,542,000         886,305
First Philippine Holdings Corp. (Class B) (Multi
  - Industry)....................................       538,625         745,367
Ionics Circuit Inc (Electronics)+................     1,529,650         840,913
La Tondena Distillers Inc. (Food, Beverages &
  Tobacco).......................................       136,000         327,419
Manila Electric Company (Class B) (Electric).....         9,771          48,159
Metropolitan Bank & Trust Co. (Banking)..........        13,075         277,601
Petron Corp. (Oil-Services)......................       194,655          49,446
Philippine Commercial International Bank
  (Banking)......................................        54,600         527,866

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
PHILIPPINES (CONTINUED)
Pryce Properties Corp. (Real Estate)+............    14,336,775   $     978,396
Universal Rightfield Property Holdings, Inc.
  (Real Estate)+.................................     2,157,000         224,892
                                                                  -------------
                                                                      7,865,490
                                                                  -------------

SINGAPORE (10.4%)
City Developments Ltd. (Real Estate).............       165,000       1,615,554
DBS Land Ltd. (Real Estate)......................       102,000         322,439
Development Bank of Singapore Ltd. (Banking).....        43,000         541,316
Hotel Properties Ltd. (Restaurants & Hotels).....       428,000         727,377
Kim Eng Holdings Ltd. (Financial Services).......       757,000         635,311
Osprey Maritime Ltd. (Transport & Services)......       317,500         415,236
Pacific Century Regional Development (Multi -
  Industry)+.....................................       430,000         598,454
Sembawang Maritime Ltd. (Transport & Services)...       365,000       1,143,616
Singapore Airlines Ltd. (Airlines)...............       171,000       1,530,790
Singapore Press Holdings Ltd. (Entertainment,
  Leisure & Media)...............................        37,000         745,253
Singapore Telecommunications Ltd.
  (Telecommunications)...........................       516,000         952,715
Super Coffeemix Manufacturing Ltd. (Food,
  Beverages & Tobacco)...........................     1,078,000         897,171
United Overseas Bank Ltd. (Banking)..............       221,310       2,275,244
Wong's Circuits Holdings Ltd.
  (Semiconductors)+..............................       559,000         939,120
                                                                  -------------
                                                                     13,339,596
                                                                  -------------
SOUTH KOREA (5.2%)
Dae Duck Electronics Co. (Electronics)...........         7,700         485,585
Dong Ah Construction Industrial Co. Ltd.
  (Construction & Housing).......................         7,943         150,273
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
SOUTH KOREA (CONTINUED)
Dongbu Insurance Co. Ltd. (Insurance)+...........         7,310   $     212,385
Hana Bank (Banking)..............................        21,396         265,040
Hansol Chemical Company Ltd. (Chemicals).........        20,864         469,910
Hansol Paper Co. Ltd. (GDS) (Forest Products &
  Paper)+........................................         5,037          64,851
Hanwha Chemical Corp. (Chemicals)+...............        43,385         341,999
Hyundai Engineering & Construction Co.
  (Construction & Housing)+......................            81           2,080
Korea Electric Power Corp. (Electric)............        46,300       1,381,700
Korea Long Term Credit Bank (Banking)............        22,502         347,159
S.K. Telecom Co. Ltd. (Telecommunications).......           466         351,339
Korea Zinc Co. Ltd. (Metals & Mining)............        14,100         325,507
L.G. Information & Communication Ltd.
  (Telecommunications-Equipment).................         2,700         334,459
Pohang Iron & Steel Co. Ltd. (Metals & Mining)...         7,660         779,042
Samsung Electronics Co. Ltd. (GDR represents 1/2
  non-voting preferred share) (144A)
  (Electronics)..................................        16,610         448,470
Samsung Electronics Co. Ltd. (GDR represents 1/2
  voting common share)(144A) (Electronics)+......         1,442          83,636
Tong Yang Cement Co. (Building Materials)........        13,000         243,018
Tong Yang Confectionery Co. Ltd. (Food, Beverages
  & Tobacco).....................................        11,800         321,576
                                                                  -------------
                                                                      6,608,029
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
TAIWAN (1.3%)
Asia Cement Corp. (GDR) (Building Materials).....        41,751   $     671,147
Asustek Computer Inc. (Computer Peripherals).....        22,600         255,945
China Steel Corp. (GDR) (Metals & Mining)........           887          18,937
Hocheng Group Corp. (GDR) (144A) (Building
  Materials).....................................             1               8
Microelectronics Technology Inc. (GDS)
  (Telecommunications)+..........................        46,000         368,000
President Enterprises Corp. (GDR) (144A) (Food,
  Beverages & Tobacco)+..........................        14,600         284,700
                                                                  -------------
                                                                      1,598,737
                                                                  -------------
THAILAND (9.1%)
Bangkok Bank Public Co. Ltd. (Banking)...........       302,100       2,075,807
Central Pattana Public Co. Ltd. (Real Estate)....       194,500         270,295
Electricity Generating Public Co. Ltd.
  (Electric).....................................       368,400         903,046
K.R. Precision Public Co. Ltd. (Computer
  Peripherals)...................................        98,400         706,520
Krung Thai Bank Public Co. Ltd. (Banking)........       409,700         430,972
Lanna Lignite Public Co. Ltd. (Metals &
  Mining)........................................       100,700         711,372
Regional Container Line Public Co. Ltd.
  (Packaging & Containers).......................        64,800         385,223
Robinson Department Store Public Co. Ltd.
  (Retail).......................................       424,200         155,565
Sermsuk Public Co. Ltd. (Food, Beverages &
  Tobacco).......................................        10,400         224,821
Shinawatra Computer Public Co. Ltd. (Computer
  Systems).......................................       134,600         930,067
Siam Cement Public Co. Ltd. (Building
  Materials).....................................        57,500         994,402
Siam Commercial Bank Public Co. Ltd. (Banking)...       144,200         590,048
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
THAILAND (CONTINUED)
Swedish Motor Public Co. Ltd. (Capital Goods)....       178,000   $      98,774
TelecomAsia Corporation Public Co. Ltd.
  (Telecommunications)+..........................       876,200       1,056,987
Thai Farmers Bank Public Co. Ltd. (Banking)......       383,400       1,628,025
United Communication Industry Public Co. Ltd.
  (Telecommunications-Equipment).................       124,900         515,896
                                                                  -------------
                                                                     11,677,820
                                                                  -------------
  TOTAL COMMON STOCK (COST $113,382,791).........                   114,503,864
                                                                  -------------

CONVERTIBLE PREFERRED STOCKS (0.5%)
PHILIPPINES (0.5%)
Philippine Long Distance Telephone Co. (GDS
  represtents 1 Series 2 Convertible Preferred
  Share (Telecommunications) (COST $683,225).....        20,000         700,000
                                                                  -------------

PREFERRED STOCK (0.1%)
SOUTH KOREA (0.1%)
Shin Won Corp. (Apparels & Textiles) (COST
  $235,943)......................................        12,040          75,928
                                                                  -------------

RIGHTS (0.1%)
INDONESIA (0.0%)*
P.T. Bank Pan Indonesia, Expiring 8/1/97
  (Banking)+.....................................       357,125          51,406
                                                                  -------------

MALAYSIA (0.0%)*
Commerce Asset-Holding Berhad, Expiring 7/21/97
  (Banking)+.....................................       115,284           4,111
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
SINGAPORE (0.1%)
Osprey Maritime Ltd. (Preferred), Expiring
  7/24/97 (Transportation)+......................       171,450   $           0
Osprey Maritime Ltd., Expiring 7/24/97
  (Transportation)+..............................       317,500          93,261
                                                                  -------------
                                                                         93,261
                                                                  -------------
  TOTAL RIGHTS (COST $31,531)....................                       148,778
                                                                  -------------

WARRANTS (0.4%)
MALAYSIA (0.4%)
Commerce Asset-Holding Berhad, Expiring 07/21/97
  (Banking)+.....................................        72,052          11,133
Petronas Dagangan Berhad, Expiring 2/24/99
  (Retail)+......................................       412,000         479,904
                                                                  -------------
                                                                        491,037
                                                                  -------------
  TOTAL WARRANTS (COST $601,132).................                       491,037
                                                                  -------------
                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
CONVERTIBLE BONDS (2.1%)
TAIWAN (1.2%)
Far Eastern Department Stores Ltd., 3.00% due
  07/06/01 (Retail)..............................  $    600,000         649,500
Nan Ya Plastics Corp., 1.75% due 07/19/01
  (Chemicals)....................................       380,000         543,400
U-Ming Marine Transport Corp., 1.50% due 02/07/01
  (Transport & Services).........................       370,000         303,400
                                                                  -------------
                                                                      1,496,300
                                                                  -------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------

THAILAND (0.9%)
Asia Credit Public Co. Ltd., 3.75% due 11/17/03
  (Financial Services)...........................  $  1,903,000   $   1,165,588
                                                                  -------------
  TOTAL CONVERTIBLE BONDS (COST $2,448,585)......                     2,661,888
                                                                  -------------

SHORT-TERM INVESTMENTS (5.8%)
TIME DEPOSITS--FOREIGN (5.8%)
State Street Bank Cayman Islands, 5.25% due
  07/01/97 (cost $7,413,000).....................     7,413,000       7,413,000
                                                                  -------------
TOTAL INVESTMENTS (COST $124,796,207) (98.5%)..................
                                                                    125,994,495
OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)...................
                                                                      1,968,278
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 127,962,773
                                                                  -------------
                                                                  -------------

------------------------------
Note: The cost of securities for Federal Income Tax purposes at June 30, 1997, was $125,766,838, the aggregate gross unrealized appreciation and depreciation was $14,092,937 and $13,865,280 respectively, resulting in net unrealized appreciation of $227,657.

+ - Non-income producing security.

ADR - American Depository Receipts.

GDR - Global Depository Receipts.

GDS - Global Depository Shares.

144A - Securities restricted for resale to Qualified Institutional Buyers.

* Less than 0.1%.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION

                                                    PERCENT OF
                                                    PORTFOLIO
                                                   ------------
Multi-Industry                                            16.4%
Real Estate                                               13.1
Banking                                                   12.1
Telecommunications                                         7.1
Electronics                                                5.9
Short-term Investments                                     5.9
Food, Beverages & Tobacco                                  5.2
Building                                                   4.1
Transportation                                             3.4
Retail                                                     3.3
Financial Services                                         2.4
Metals & Mining                                            2.1
Natural Gas                                                2.0
Chemicals                                                  2.0
Automotive                                                 1.9
Agriculture                                                1.6
Computer Peripherals                                       1.5
Construction & Housing                                     1.5
Entertainment, Leisure, Media                              1.4
Airlines                                                   1.2
Restaurants & Hotels                                       1.2
Wholesale & International Trade                            1.0
Semiconductors                                             0.8
Capital Goods                                              0.6
Textiles                                                   0.5
Pharmaceuticals                                            0.5
Oil Services                                               0.4
Packaging & Containers                                     0.3
Insurance                                                  0.2
Industrials                                                0.1
Machinery                                                  0.1
Apparels & Textiles                                        0.1
Forest Products & Paper                                    0.1
                                                   ------------
                                                         100.0%
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $124,796,207)           $125,994,495
Foreign Currency at Value (Cost $1,026,743)           1,023,653
Cash                                                        173
Receivable for Investments Sold                       3,309,601
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    234,259
Dividends Receivable                                    139,927
Interest Receivable                                      71,772
Deferred Organization Expenses                           18,448
Prepaid Trustees' Fees                                        8
Prepaid Expenses and Other Assets                           197
                                                   ------------
    Total Assets                                    130,792,533
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     2,593,495
Custody Fee Payable                                     100,485
Advisory Fee Payable                                     82,285
Organization Expenses Payable                             5,750
Administrative Services Fee Payable                       3,193
Fund Services Fee Payable                                   107
Administration Fee Payable                                  319
Accrued Expenses                                         44,126
                                                   ------------
    Total Liabilities                                 2,829,760
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $127,962,773
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $173,797)                                                   $ 1,306,155
Interest Income                                                      166,236
                                                                 -----------
    Investment Income                                              1,472,391
EXPENSES
Advisory Fee                                       $   487,090
Custodian Fees and Expenses                            175,546
Professional Fees and Expenses                          24,068
Administrative Services Fee                             19,066
Printing Expenses                                        3,864
Amortization of Organization Expenses                    3,285
Fund Services Fee                                        2,056
Administration Fee                                       1,506
Trustees' Fees and Expenses                              1,041
Insurance Expense                                          233
Miscellaneous                                              529
                                                   -----------
    Total Expenses                                                   718,284
                                                                 -----------
NET INVESTMENT INCOME                                                754,107
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                              959,049
  Foreign Currency Transactions                        (40,295)
                                                   -----------
    Net Realized Gain                                                918,754
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       (5,985,942)
  Foreign Currency Contracts and Translations          229,684
                                                   -----------
    Net Change in Unrealized Depreciation                         (5,756,258)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $(4,083,397)
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1997          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1996
                                                   ------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    754,107   $      1,059,172
Net Realized Gain on Investment and Foreign
  Currency Transactions                                 918,754          4,084,160
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and Foreign
  Currency Contracts and Translations                (5,756,258)         4,768,791
                                                   ------------   -----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      (4,083,397)         9,912,123
                                                   ------------   -----------------
                                                   ------------   -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        52,693,591         85,257,294
Withdrawals                                         (42,919,975)       (59,878,251)
                                                   ------------   -----------------
    Net Increase from Investors' Transactions         9,773,616         25,379,043
                                                   ------------   -----------------
    Total Increase in Net Assets                      5,690,219         35,291,166
NET ASSETS
Beginning of Period                                 122,272,554         86,981,388
                                                   ------------   -----------------
End of Period                                      $127,962,773   $    122,272,554
                                                   ------------   -----------------
                                                   ------------   -----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD
                                                   FOR THE SIX                             APRIL 5, 1995
                                                   MONTHS ENDED            FOR THE        (COMMENCEMENT OF
                                                     JUNE 30,            FISCAL YEAR       OPERATIONS) TO
                                                       1997                 ENDED           DECEMBER 31,
                                                   (UNAUDITED)        DECEMBER 31, 1996         1995
                                                   ------------       -----------------   ----------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                  1.18%(a)                1.19%              1.40%(a)
Net Investment Income                                     1.24%(a)                0.94%              1.18%(a)
Decrease Reflected in Expense Ratio due to
  Expense Reimbursement                                     --                    0.01%                --
Portfolio Turnover                                          75%                     93%                70%
Average Brokerage Commissions                      $    0.0064        $         0.0069                 --

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE ASIA GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Asia Growth Portfolio (the "Portfolio"), is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended, as a no load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to achieve a high total return from a portfolio of equity securities of companies in Asian growth markets. The Portfolio commenced operations on April 5, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in Asian growth markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in Asian countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market values of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the

THE ASIA GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
      exchange rate prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c)Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees, and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At June 30, 1997, the Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR
                                                                  VALUE AT      UNREALIZED
SALES CONTRACTS                                     PROCEEDS       6/30/97     APPRECIATION
-------------------------------------------------  -----------   -----------   ------------
Thailand Baht 346,515,000, expiring 11/17/97.....  $13,000,000   $12,765,741   $   234,259

    e)The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    f)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It

THE ASIA GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
      is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

    g)The Portfolio incurred organization expenses in the amount of $33,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

    h)Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.80% of the Portfolio's average daily net assets. For the six months ended June 30, 1997, such fees amounted to $487,090.

    b)The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, the Portfolio and the other portfolios in which The JPM Pierpont Funds and The JPM Institutional Funds invest (the "Master Portfolios"), JPM Series Trust, JPM Series Trust II and certain other investment companies subject to similiar agreements with FDI. For the six months ended June 30, 1997, the fee for these services amounted to 1,506.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share its net assets

THE ASIA GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------
      bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similiar services and JPM Series Trust. For the six months ended June 30, 1997, the fee for these services amounted to $19,066.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $2,056 for the six months ended June 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $400.

3. INVESTMENT TRANSACTIONS:

Investment transactions (excluding short-term investments) for the six months ended June 30, 1997 were as follows:

COST OF       PROCEEDS
  PURCHASES  FROM SALES
-----------  -----------
$98,059,790  $89,075,848

JPM PIERPONT PRIME MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT SHARES: CALIFORNIA BOND FUND

JPM PIERPONT EMERGING MARKETS DEBT FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT U.S. SMALL COMPANY FUND

JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT JAPAN EQUITY FUND

JPM PIERPONT ASIA GROWTH FUND


FOR MORE INFORMATION ON HOW THE JPM PIERPONT FAMILY OF FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.


THE
JPM PIERPONT
ASIA GROWTH
FUND


SEMI-ANNUAL REPORT
JUNE 30, 1997